Exhibit 10.1

                                 SIRICOMM, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement, dated February ___, 2005 by and between SiriCOMM, Inc., a Delaware corporation (the "Company") and Sat-Net Communications, Inc., an Oklahoma corporation ("Sat-Net").

         WHEREAS, Sat-Net received 2,000,000 shares ("Shares") of the Company's common stock pursuant to a Network Installation Agreement; and

         WHEREAS, pursuant to the Agreement the Company agreed to give Sat-Net the right to register the 2,000,000 shares under certain conditions;

         NOW THEREFORE, in consideration of the premises and the mutual representations, warranties and agreements herein set froth, the parties hereto agree as follows:

1. Definitions

         The following terms, when used in this Agreement, will, unless otherwise expressly provided, have the following meanings:

         "Beneficial Owner" means Sat-Net or a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the investment power which includes the power to dispose, or direct the disposition of, such security or who would otherwise be deemed to be the beneficial owner of any security under Rule 13d-3 issued under the Exchange Act, as such Rule is amended from time to time.

         "Beneficially Owns" has a correlative meaning to "Beneficial Owner."

         "Exchange Act" means the Securities Exchange Act of 1934, as it is or may be amended.

         "Holder" has the meaning set forth in Section 2.2.

         "Person" means any individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Proposed Registration" has the meaning set forth in Section 3.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Registrable Securities" has the meaning set forth in Section 2.1.

         "Registration Statement" means any registration statement of Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

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         "Restricted Security" has the meaning set forth in Section 2.1

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as it is or may be amended.

         "Share" means a share of Stock.

         "Stock" means Company's common stock, par value $.001 per share.

         "Trading Day" means any day that the NASDAQ is open for trading.

         "Underwritten Registration" or "Underwritten Offering" means a Registration in which securities of Company are sold to an underwriter for reoffering on a firm underwriting basis to the public.

         "Voting Securities" means shares of Stock and any other securities that are entitled to vote together as a single class with the Stock on all matters submitted for the approval of the stockholders of Company.

2. Securities Subject to this Agreement

         2.1 Registrable Securities. The securities entitled to the benefit of this Agreement (the "Registrable Securities") are (a) the 2,000,000 Shares issued to Sat-Net pursuant to the Network Installation Agreement and (b) all Shares received as share dividends or Shares issued on stock splits, mergers, consolidations or other reorganizations with respect to the Shares referred to in the preceding clause, provided that a Share will be a Registrable Security only for so long as such Share continues to be a Restricted Security. A Registrable Security shall be a Restricted Security until it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, or, if earlier, until it is eligible to be sold under Rule 144 under the Securities Act.

         2.2 Holders of Registrable Securities. No person will be considered a Holder other than Sat-Net, or a permitted assignee of Sat-Net.

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3. Registration Rights

                  (a) Notice of Proposed Registration. Each time that Company proposes for any reason to register any of its securities under the Securities Act (a "Proposed Registration"), on Form S-1, S-2 or S-3 or any similar or successor forms, Company will promptly give written notice of such Proposed Registration to Sat-Net and will offer Sat-Net the right to request inclusion of all or a portion of their Registrable Securities in the Proposed Registration. Sat-Net will have ten (10) Trading Days from the receipt of such notice to deliver a written request specifying the number of such Registrable Securities that Sat-Net intends to sell and Sat-Net's intended method of disposition. In the event that the Proposed Registration by Company is, in whole or in part, an Underwritten Offering, any request made hereunder must specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the Shares, if any, otherwise being sold through underwriters under such Proposed Registration.

                  (b) Allocation. Upon receipt of a written request pursuant to this section, Company will promptly use its best efforts to cause all such Registrable Securities to be registered under the Securities Act, to the extent required to permit sale or disposition as set forth in the written request. Notwithstanding the foregoing, if the managing underwriter(s) of any Proposed Registration determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the Underwritten Offering together with any other issued and outstanding shares of the Company's common stock proposed to be included therein by other stockholders would interfere with the successful marketing of Company's shares of common stock (or any Shares being sold by any other stockholder with demand registration rights), then Company will not be required to register any Registrable Securities in excess of the amount, if any, of Registrable Securities which the managing underwriter(s) of such Underwritten Offering will reasonably and in good faith agree to include in such offering in excess of any amount to be registered for Company (or such stockholder with demand registration rights); and provided, further, that if any Registrable Securities are not included for this reason, any such reduction in the number of Registrable Securities will be pro rata with any reduction in the number of shares of common stock sought to be included in the registration by such other stockholders with similar "piggyback" registration rights.

4. Registration Procedures

         4.1 Actions to be taken by Company. In connection with the registration of Registrable Securities pursuant to Section 3 hereof, Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the proposed method or methods of distribution by Sat-Net and accordingly will:

                  4.1.1 prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form will be available for the sale of the Registrable Securities to be covered thereby in accordance with the intended method or methods of distribution by the selling holders thereof and will include all financial statements required by the SEC to be filed therewith; provided that

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before filing a Registration Statement or any amendments or supplements thereto or Prospectus, including in each case documents incorporated by reference, Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents at least three Trading Days prior to the day they are proposed to be filed.

                  4.1.2 prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period ending on the earlier of
(a) nine months after the effective date of the Registration Statement or (b) consummation of the distribution of the securities covered by such Registration Statement; cause the Prospectus used in connection therewith to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period referred to above in accordance with the intended method or methods of distribution by the selling Holders thereof set forth in such Registration Statement as amended or supplement to the Prospectus used in connection therewith;

                  4.1.3 notify Sat-Net and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,
(a) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (b) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (c) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (d) of the receipt by Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, and (e) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                  4.1.4 upon the occurrence of any event contemplated by Section 4.1.3(e), prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  4.1.5 use its best efforts to obtain the withdrawal at the earliest possible time of any order suspending or preventing the use of any Prospectus or suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or suspending the qualification of any Shares included in such Registration Statement for sale in any jurisdiction;

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                  4.1.6 furnish each managing underwriter, if any, without
charge, at least one signed copy of the Registration Statement and every post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits (including those incorporated by reference) and furnish Sat-Net a conformed copy of each such document;

                  4.1.7 deliver to Sat-Net and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; consent to the use of the Prospectus or any amendment or supplement thereto by Sat-Net and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                  4.1.8 prior to any public offering of Registrable Securities, register or qualify or cooperate with Sat-Net, the underwriters, if any, and their respective counsel on a best efforts basis to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions that Sat-Net or the underwriter, if any, reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that Company will not be required to (a) qualify generally to do business in any jurisdiction where it is not then so qualified or (b) consent to general service of process for all purposes in any jurisdiction where it is not then subject to process or (c) subject itself to taxation in any such jurisdiction;

                  4.1.9 cooperate with Sat-Net and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; enable such Registrable Securities to be in such denominations and registered in such names as Sat-Net or managing underwriters may request at least two Trading Days prior to any sale of Registrable Securities to the underwriters;

                  4.1.10 in the case of an S-3 Registration, permit Sat-Net, if it believes it may be deemed to be an underwriter to require the insertion in the Registration Statement, Prospectus, preliminary prospectus, or any supplement or amendment thereto, any material which in Sat-Net's reasonable judgment should be inserted therein, provided that such material be furnished under circumstances as will cause it to be subject to the indemnification provisions of Section 6.2 hereto and provided that Company will not be required to insert any material that it believes to contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

         4.2 Information from Sat-Net. Company may require Sat-Net to furnish to Company such information regarding the distribution of such securities as Company may from time to time reasonably request in writing.

         4.3 Certain Events. Sat-Net agrees by reason of its acquisition and holding of such Registrable Securities that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 4.1.3

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(c)-(e) hereof, Sat-Net will forthwith discontinue disposition of Registrable
Securities until Sat-Net's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4.1.4 hereof, or until it is advised in writing by Company that the use of the Prospectus may be resumed, and, if so directed by Company in writing, Sat-Net will deliver to Company (at Company's expense) all copies, other than permanent file copies then in Sat-Net's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Registration Expenses

         All expenses incident to Company's performance of or compliance with this Agreement including without limitation all registration and filing fees, fees with respect to listings or filings required to be made with NASDAQ or any national securities exchange on which the Registrable Securities are listed, fees and expenses of compliance with securities or blue sky laws, printing expenses of any registration under Section 3, messenger, telephone and delivery expenses, fees and disbursements of counsel for Company and of all independent certified public accountants of Company (including the expenses of any special audit and "cold comfort" letters required by or incidental to such performance), and securities acts liability insurance if Company so desires, and reasonable fees and expenses of other Persons retained by Company in connection with the registration, will be borne by Company; provided however, that Sat-Net will be responsible (regardless of whether the Registration Statement becomes effective) for any (a) underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities, (b) fees and expenses of any counsel, accountants, or other persons retained or employed by Sat-Net and (c) transfer taxes, if any.

6. Indemnification

         6.1 Indemnification by Company. Company agrees to indemnify and hold harmless, to the full extent permitted by law, Sat-Net, its directors and officers and each Person who controls (within the meaning of the Securities Act) Sat-Net against all losses, claims, damages, liabilities, costs, expenses, fines and penalties (or actions in respect thereof) (including reasonable attorney's fees and disbursements) caused by (a) any violation of law by Company in connection with or any breach by Company of its undertakings hereunder or (b) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any amendment or supplement thereto, Prospectus, preliminary prospectus or amendment or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Company by Sat-Net expressly for use therein or by Sat-Net's failure to deliver a copy of the Registration Statement or Prospectus or any amendment or supplement thereto after Company has furnished Sat-Net with a sufficient number of copies of the same. Company will also indemnify underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such persons (within the meaning of the Securities Act) to substantially the same extent as provided above with respect to the indemnification of Sat-Net, if requested.

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         6.2 Indemnification by Sat-Net. In connection with the Registration,
Sat-Net will furnish to the Company in writing such information and affidavits as Company reasonably requests in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and disbursements) resulting from any untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary prospectus, amendment or supplement thereto, or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus necessary to make the statements therein not misleading, to the extent, but only the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Sat-Net to the Company specifically for inclusion in such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement thereto, provided that Sat-Net will not be required under this Section 6.2 to pay an amount greater than the dollar amount of the proceeds received by Sat-Net (net of underwriting commissions and discounts) with respect to the sale of the Shares giving rise to the claim and the liability of Sat-Net.

         6.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) permit such indemnifying party to assume the defense of such claims with counsel reasonably satisfactory to the indemnified party, provided, however, that any Person entitled to indemnification hereunder will have the right to employ separate counsel and to participate in the defense of such claims, but the fees and expense of such counsel will be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party, in any of which events such reasonable fees and expenses will be borne by the indemnifying party and the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party will not, in connection with any such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for Sat-Net. Anything in this Section to the contrary notwithstanding, Company will not be liable for any settlement of any such claim or action effected without its written consent.

         6.4 Contribution. If the indemnification provided for in Sections 6.1 and 6.2 from the indemnifying party is unavailable to or unenforceable by the indemnified party in respect to any losses, claims, damages, liabilities, costs, expenses, fines or penalties referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages

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liabilities, costs, expenses, fines or penalties in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities, costs, expenses, fines or penalties, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party, as a result of the losses, claims, damages, liabilities, costs, expenses, fines and penalties referred to above shall be deemed to include, subject to the limitations set forth in
Section 6, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and Sat-Net agree that it would not be just and equitable if contribution pursuant to this
Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. Participation in Underwritten Registrations; Required Cooperation

         Sat-Net may not participate in any underwritten registration hereunder unless Sat-Net (a) agrees to sell it's securities on the basis provided in any underwriting arrangements approved by Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that Sat-Net in any Underwritten Registration will not be required to make any representation or warranty to Company or the underwriters other than representations and warranties regarding Sat-Net's intended method of distribution, and (c) agrees to enter into a Lock-Up Agreement as reasonably requested by the underwriter. Nothing in this Section 7 will be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth therein.

8. Lock-Up

         In the event the Company registers all or part of the Shares pursuant to this Agreement, Sat-Net agrees that it will be restricted from selling more than 100,000 Shares in any given 30 day period. This restriction will expire when all Shares then owned by Sat-Net will be eligible for resale in any three
(3) month period under Rule 144 of the Securities Act.

9. Miscellaneous

         9.1 Notices. Any notices, requests and other communications hereunder will be in writing and will be deemed given on the date of delivery, if delivered personally, by facsimile transmission, or by overnight courier, or three (3) days after mailing, if sent by registered or certified United States mail, postage prepaid and return receipt requested, in each case addressed as follows:

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                  If to the Company, to:

                  SiriCOMM, Inc.
                  2900 Davis Boulevard, Suite 130
                  Joplin, MO
                  Telephone:  (417) 626-9971
                  Facsimile:    (417) 782-0475
                  Attention:   Henry P. Hoffman

                  With a copy to:

                  Sommer & Schneider LLP
                  595 Stewart Avenue
                  Garden City, New York  11530
                  Telephone:  (516) 228-8181
                  Facsimile:  (516) 228-8211
                  Attention:  Joel C. Schneider, Esq.

                  If to Sat-Net:

                  Sat-Net Communications, Inc.
                  5000 Legacy Drive, Suite 470
                  Plano, Texas 75024
                  Telephone: _____________________
                  Facsimile:   _____________________
                  Attention:  Henry Burkhalter

except that any of the foregoing may from time to time by written notice to the others designate another address, which will thereupon become its effective address for the purposes of this section. Any notice delivered by facsimile will be confirmed by a written notice delivered in the mails, by overnight courier or personally; provided that the foregoing will not effect the time for when such facsimile notice will have been considered to have been delivered, such delivery being determined as provided in the first sentence of this Section 9.1.

         9.2 Modification and Waiver. No terms and provisions of this Agreement, including without limitation the terms and provisions contained in this sentence, will be waived, modified or altered so as to impose any additional obligations or liability or grant any additional right or remedy and no custom, payment, act, knowledge, extension of time, favor or indulgence, gratuitous or otherwise, or words or silence at any time, will impose any additional obligation or liability or grant any additional right or remedy or be deemed a waiver or release of any obligation, liability, right or remedy except as set forth in a written instrument properly executed and delivered by the party sought to be charged, expressly stating that it is, and the extent to which it is, intended to be so effective. No assent, express or implied, by any party, or waiver by any party, to or of any breach of any term or provision of this

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Agreement will be deemed to be an assent or waiver to or of such or any succeeding breach of the same or any other such term or provision. This Agreement may be amended, modified, supplemented or provisions waived only upon the written agreement of the Company and Sat-Net.

         9.3 Partial Invalidity. It is the intention of the parties that the provisions of this Agreement will be enforceable to the fullest extent permissible under applicable law, and that the unenforceability of any provision or provisions of this Agreement by such law will not render unenforceable, or impair, the remainder of the Agreement. If any part of this Agreement will be determined to be invalid, illegal or unenforceable by any valid Act of Congress or act of any legislature or by any regulation duly promulgated by the United States or a state acting in accordance with the law, or declared null and void by any court of competent jurisdiction, then such part will be reformed, if possible, to conform to the law and, in any event, the remaining parts of this Agreement will be fully effective and operative insofar as reasonably possible.

         9.4 Assignment; Successors. This Agreement is not assignable in whole or in part by either party without the prior written consent of the other party. Notwithstanding the foregoing, Company may assign this Agreement to a successor, Affiliate or parent company without the consent of Sat-Net provided that any such assignment will not release Company from its obligations hereunder. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         9.5 No Third Party Beneficiaries. Nothing contained in this Agreement is intended to confer any benefit under this Agreement on anyone other than the parties hereto.

         9.6 Governing Law. THIS AGREEMENT AND THE SECURITIES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF MISSOURI EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

         9.7 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Missouri and of the United States of America, in each case located in the City of Joplin, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to the Transaction Documents and the transactions contemplated thereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Missouri or the United State of America, in each case located in the City of Joplin, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

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         9.8 Service of Process. Nothing herein shall affect the right of any holder of any Securities to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         9.9 Jury Waiver. COMPANY AND SAT-NET HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY MATTER IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT.

         9.10 Termination. All of Company's obligations to register Registrable Securities pursuant to this Agreement shall terminate on the earlier of (i) such time as the Shares held by Sat-Net may be sold under Rule 144 during any ninety
(90) day period; or (ii) the second anniversary of the date of this Agreement. Until the Registrable Securities are eligible for resale by Sat-Net without registration pursuant to Rule 144(k), in order to make available to Sat-Net the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, Company agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act.

         9.11 No Inconsistent Agreements. Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which conflicts with the provisions hereof. The rights granted to Sat-Net hereunder do not conflict with any existing rights granted to existing holders of Company securities under any other agreements, except that certain existing holders of Company securities may have registration rights which may provide priority to such existing holders in the event of cut-backs of the securities to be included in certain registrations.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            SIRICOMM, INC.



                                            By:
                                               ---------------------------------
                                               Henry P. Hoffman, President


                                            SAT-NET COMMUNICATIONS, INC.



                                            By:
                                               ---------------------------------
                                               Harry Burkhalter, President

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